================================================================================


                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 1, 2003 (July 31, 2003)


                               WORLD AIRWAYS, INC.
               (Exact Name of Registrant as Specified in Charter)



       DELAWARE                         0-26582                  94-1358276
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)



                                THE HLH BUILDING
                                 101 WORLD DRIVE
                          PEACHTREE CITY, GEORGIA 30269
                    (Address of principal executive offices)


                                 (770) 632-8000
              (Registrant's telephone number, including area code)

===============================================================================

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      On July 31, 2003, World Airways, Inc., a Delaware corporation (the "Registrant"), announced the extension of an existing contract with Sonair Servico Aereo, S.A.R.L. of Luanda, Angola. The contract is expected to generate approximately $27 million in 2003 and more than $85 million over a three-year period. A copy of the press release issued by the Registrant on July 31, 2003 is attached hereto as Exhibit 99.1 and is incorporated into this item of this Current Report on Form 8-K as if fully set forth herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c) Exhibits

Exhibit No.        Document
-----------        --------
99.1               Press Release of World Airways, Inc. dated July 31, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WORLD AIRWAYS, INC.
                                           (Registrant)

Date: August 1, 2003                        By:  /s/  Hollis L. Harris
                                                --------------------------------
                                                Hollis L. Harris
                                                Chairman and Chief Executive
                                                Officer